THE SECURITIES DESCRIBED IN THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM
REGISTRATION  UNDER  THE  ACT  AND  APPLICABLE  STATE  LAW  IS  AVAILABLE.

                             SUBSCRIPTION AGREEMENT

     This Subscription Agreement is made by and between GTC TELECOM CORP. (the "Company") and THE RAPAPORT FAMILY TRUST (the "Investor").

WHEREAS, the Company and Investor previously entered into various Subscription Agreements (the "Prior Agreements"), including but not limited to, a Subscription Agreement dated August 18, 2004, wherein the Company issued Investor a note payable of $816,395;

WHEREAS, the Company and Investor have agreed that the securities offered pursuant to this current Subscription Agreement shall serve as an accord and satisfaction of all amounts due under any such Prior Agreements.

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledge, the parties hereto agree as follows:

                                    Article 1
                                 The Securities

     Section  1.01.  THE  SECURITIES.  The  securities  offered  hereby  the
("Offering") shall consist of one (1) Unit, purchase price of $1,020,000 consisting of: one 12% Convertible Note, 1,200,000 principal amount (the "Note") and TWO MILLION FOUR HUNDRED THOUSAND (2,400,000) shares of the Company's common stock (the "Shares").

The Note shall be in substantially the form attached hereto as Exhibit A, the terms of which are hereby incorporated herein as if such Note were fully set forth herein.

     Set forth below is a brief summary of the terms and conditions of the Units and their constituent Note and Shares. This summary is qualified in its entirety by the precise terms and conditions set forth in the Company's Articles of Incorporation, the Note and in this Subscription Agreement, and is provided only for convenience and is not to be utilized in interpreting any of the terms and conditions set forth herein.

THE  NOTE

     Principal
     Amount          -     $1,200,000

     Maturity        -     November  13,  2006

     Interest        -     12%  Simple  Interest  Per  Annum

     Repayment
     Terms           -     Accrued Interest payable monthly; Principal paid upon
     Maturity.

     Conversion
     Feature          -     Holder shall have the option, on the date of
                            Maturity, to convert outstanding Principal and
                            Interest into shares of the Company's common
                            stock at the rate of $0.13  per  share.
     Events  of
     Default          -     Insolvency,  material  breach  of  representations
                            and warranties, failure to perform other covenants herein or in the Note, nonpayment of principal and/or interest on a timely basis.

THE  SHARES

     Amount           -     Two  Million Four Hundred Thousand (2,400,000)
                            shares of the "restricted" common stock of the Company, par value $0.001.

     Section 1.02. LEGENDS; REGISTRATION UNDER THE SECURITIES ACT OF 1933. The Note and Shares (collectively, the "Unit Securities") have not been registered under the Securities Act of 1933, as amended (the "Act"). Each of the Unit Securities shall bear the following legend:

THE  SECURITIES  REPRESENTED  BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM
REGISTRATION  UNDER  THE  ACT  AND  APPLICABLE  STATE  LAW  IS  AVAILABLE.

     This offering is not a public offering and is intended to be made pursuant to Section 4(2) of the Act and Regulation D as promulgated by the Securities and Exchange Commission ("SEC") under the Act. This offering is also intended to be exempt from the registration requirements of various state securities laws. A substantial number of state securities commissions and securities industry associations have established investor suitability standards for marketing private offerings of securities within their respective jurisdictions. Some have also established minimum dollar levels for purchases in their states.

     Section 1.03. CLOSING DATE. The purchase and sale of the Securities will take place at one or more closings (each referred to herein as the "Closing") at the offices of the Company, 3151 Airway Ave., Suite P-3, Costa Mesa, CA 92626 at 10:00 a.m., on a date as soon as practicable after all the conditions set forth herein have been satisfied (each, a "Closing Date"), or at such other location as the Investor and the Company shall agree.

     Section 1.04. DELIVERY. At the Closing, the Company shall deliver to the Investor the Note and Shares that such Investor is purchasing against payment of the purchase price therefore by check, wire transfer, cancellation of indebtedness, or such other form of payment as shall be mutually agreed upon by such Investor and the Company.

     Section 1.06. EXPENSES. Irrespective of whether the Closing is effected, the Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery, and performance of this Agreement and the transactions contemplated hereby, including without limitation, the cost of any required filings under the Act, the Exchange Act or any "blue sky" laws, rules and regulations.

                                   Article II
                         Representations and Warranties

     Section 2.01. INVESTOR REPRESENTATIONS AND WARRANTIES. Investor hereby represents, warrants and agrees as follows:

     (a) The Shares are being purchased by Investor and not by any other person, with Investor's own funds and not with the funds of any other person, and for the account of Investor, not as a nominee or agent and not for the account of any other person. On acceptance of this Subscription Agreement by the Company, no other person will have any interest, beneficial or otherwise, in the Note or the Shares. Investor is not obligated to transfer the Note or the Shares to any other person nor does Investor have any agreement or understanding to do so. Investor is purchasing the Shares for investment for an indefinite period not with a view to the sale or distribution of any part or all thereof by public or private sale or other disposition. Investor has no present intention of selling, granting any participation in, or otherwise distributing or disposing of any Shares. Investor does not intend to subdivide Investor's purchase of Shares with any person.

     (b) Investor has been advised that the Note and the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or qualified under the securities law of any state, on the ground, among others, that no distribution or public offering of the Shares is to be effected and the Shares will be issued by the Company in connection with a transaction that does not involve any public offering within the meaning of section 4(2) of the Act and/or Rule 506 of Regulation D as promulgated by the Securities and Exchange Commission under the Act, and/or section 25102(f) of the California Corporate Securities Law of 1968 (the "Law") or under the laws of any applicable state blue sky authority. Investor understands that the Company is relying in part on Investor's representations as set forth herein for purposes of claiming such exemptions and that the basis for such exemptions may not be present if, notwithstanding Investor's representations, Investor has in mind merely acquiring Shares for resale on the occurrence or nonoccurrence of some predetermined event. Investor has no such intention.

     (c) Investor has such knowledge and experience in financial and business matters that Investor is capable of evaluating the merits and risks of an investment in Note and the Shares; and (iii) has the capacity to protect Investor's own interests in connection with Investor's proposed investment.

Either  (Please  Initial  or  Check  All  That  May  Apply):

_X___ Investor has a preexisting personal or business relationship with one or more of the founding shareholders and directors of the Company who control the Company, consisting of personal or business contacts of a nature and duration sufficient to enable Investor, as a reasonably prudent investor, to be aware of the character, business acumen and general business and financial circumstances of the persons with whom such relationship exists; or

__X__     By  reason  of  Investor's  business  and  financial experience or the business or financial experience of Investor's professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, Investor has the capacity to protect Investor's own interests in connection with Investor's investment; or

___X_ Investor is an "accredited individual" An "accredited individual" is an individual who either (i) has a net worth of at least $1,000,000 (including home and personal property), OR (ii) had an individual income of more than $200,000 in each of the two most recent calendar years, and reasonably expects to have an individual income in excess of $200,000 in the current calendar year; or along with Investor's spouse had joint income in excess of $300,000 in each of the two most recent calendar years, and reasonably expects to have a joint income in excess of $300,000 in the current calendar year.
 as  that  term  is  defined  by  Regulation  D  of  the Securities Act of 1933.

     (d) Investor acknowledges that Investor has been furnished with such financial and other information concerning the Company, the directors and officers of the Company, and the business and proposed business of the Company as Investor considers necessary in connection with Investor's investment. As a result, Investor is thoroughly familiar with the proposed business, operations, properties and financial condition of the Company and has discussed with officers of the Company any questions Investor may have had with respect thereto. Investor understands:

(i) The risks involved in this investment, including the speculative nature of the investment;

(ii) The financial hazards involved in this investment, including the risk of losing Investor's entire investment;

(iii) The lack of liquidity and restrictions on transfers of the Note and the Shares; and

(iv)     The  tax  consequences  of  this  investment.

     Investor has consulted with Investor's own legal, accounting, tax, investment and other advisers with respect to the tax treatment of an investment by Investor in the Shares and the merits and risks of an investment in the Note and the Shares. Understanding that the investment is highly speculative, Investor is able to bear the economic risk of such investment.

          (e) If Investor is an individual, Investor is over 21 years of age; and if Investor is an unincorporated association, all of its members are of such age.

          (f) If Investor is a corporation, trust, partnership, employee benefit plan or IRA, Investor was either:

          (i) not formed for the purpose of investing in the Shares, has or will have other substantial business or investments, and is either (please Initial or Check one if applicable):

____ an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, provided that the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, and the plan fiduciary is a bank, savings and loan association, insurance company or registered investment adviser; or

_____     an employee benefit plan within the meaning of Title I of the Employee
Retirement Income Security Act of 1974 that has total assets in excess of $5,000,000; or

_____     a  non-revocable  trust  that has total assets in excess of $5,000,000 wherein this investment is begin directed by a sophisticated person that is capable of evaluating the merits and risks of this investment; or

__X__     a  revocable  trust which may be amended or revoked at any time by the grantors  thereof  and  all  of  the  grantors  are  accredited  investors.

_____     each  of its shareholders, partners, or beneficiaries is an Accredited
Investor;  or

_____     the  plan  is a self directed employee benefit plan and the investment decision  is  made  solely  by  a  person  that  is  an  Accredited Investor; or

_____     a  corporation,  a partnership, or a Massachusetts or similar business trust  with  total  assets  in  excess  of  $5,000,000.

(ii) formed for the specific purpose of investing in the Shares, and is an Accredited Investor because each of its shareholders or beneficiaries is an Accredited Investor.

     (g) Investor, if not an individual, is empowered and duly authorized to enter into this Subscription Agreement under any governing document, partnership agreement, trust instrument, pension plan, charter, certificate of incorporation, bylaw provision or the like; this Subscription Agreement constitutes a valid and binding agreement of Investor enforceable against Investor in accordance with its terms; and the person signing this Subscription Agreement on behalf of Investor is empowered and duly authorized to do so by the governing document or trust instrument, pension plan, charter, certificate of incorporation, bylaw provision, board of directors or stockholder resolution, or the like.


     (h) The Social Security Number or taxpayer identification shown in this Subscription Agreement is correct, and Investor is not subject to backup withholding because (i) Investor has not been notified that he or she is subject to backup withholding as a result of a failure to report all interest and dividends or ii) the Internal Revenue Service has notified Investor that he or she is not longer subject to backup withholding.

     (i) Investor hereby acknowledges and agrees that this Subscription Agreement is an offer by Investor to purchase the Shares, which offer may be accepted or declined by the Company. Investor hereby further acknowledges that this Subscription Agreement does not constitute an offer by the Company to sell securities or a solicitation of an offer to buy securities.

     (j) Investor is aware of the requirements of Rule 13d-1 and Section 16 of the Securities Exchange Act of 1934. Investor understands that depending on the number of shares of the Company held either directly or indirectly by Investor, Investor may be required to file certain documents with the Securities and Exchange Commission, including for example, Schedule 13d or 13g, Form 3 and Form
4. Investor understands that it is Investor's obligation to determine the applicability of, and comply with, any such or similar requirement as it pertains to Investor.

     (k) Investor hereby agrees that the principal amount of the Note and the Shares offered hereby represents all principal and accrued interest due under that certain subscription agreement and note, as amended dated August 18, 2004 and all other subscription agreements or notes dated prior to this Agreement and shall serve as full satisfaction of all such prior subscription agreements and notes. Investor agrees to waive payment under any and all prior agreement, written or oral, and accepts the Securities offered hereby as full satisfaction of all amounts currently due and owing to Investor by GTC, its affiliates and subsidiaries, under any and all Prior Agreements and / or notes or other instruments of indebtedness.

                                   Article III
                    Conditions to the Investor's Obligations

     Section 3.01. CONDITIONS. The obligation of the Investor to purchase the Note and Shares at the Closing is subject to the following conditions:

     (a) There shall be no preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, nor any statute, rule, regulation or order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining the sale or purchase of the Note and Shares.

     (b) The Subscription Agreement, the Shares, and the Note and each of the Exhibits thereto respectively, shall have been fully executed and delivered to the Investor.

                                   Article IV
                     Conditions to the Company's Obligations

     Section 4.01. CONDITIONS. The obligation of the Company to sell the Note and Shares at the Closing is subject to the following conditions:

     (a) The representations and warranties of each of the Investors contained herein shall be true and correct in material respects on and as of the Closing Date.

     (b) There shall be no preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, nor any statute, rule, regulation or order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining the sale or purchase of the Shares and Note.

                                    Article V
                                 Indemnification

     Section  5.01.  INDEMNIFICATION.

     (a) The Company hereby agrees to indemnify and hold harmless each Investor against any and all losses, claims, damages or liabilities to which such Investor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise from a claim by a third-party and arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained herein, in the Note or in any statement made to or in any filing with the SEC or to or with any state securities commission, bureau or office (including any amendments thereto), or arise out of or based upon the omission or alleged omission to state herein or therein a material fact required to be stated herein or therein or necessary to make the statements herein or therein not misleading (unless such statements are made or omitted in reliance upon and in conformity with written information furnished to the Company with respect to such Investor by such Investor expressly for use herein or therein or any amendment hereof or supplement hereto), or any breach by the Company of its obligations, representations or warranties hereunder or under the Note and will reimburse such Investor for any legal or other expenses reasonably incurred by such Investor in connection with investigating or defending any such loss, claim, damage, liability or action.


     (b) Each Investor hereby agrees to indemnify and hold harmless the Company and its respective stockholders, directors, employees, agents and each person, if any, who controls any of the foregoing within the meaning of the Act, against any and all losses, claims, damages or liabilities, to which the Company or any of the Company's stockholders, directors, employees, agents or controlling persons may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any authorized written statement with respect to the offering made by the Investor, partners, agents or employees, or any breach by such Investor of its obligations, representations or warranties hereunder, and will reimburse the Company or such stockholders, directors, employees, agents or controlling persons for any legal or other expenses reasonably incurred by the Company or such employees, agents or controlling persons in connection with investigating or defending any such loss, claim, damage, liability or action.

     (c) Promptly after receipt by an indemnified party under either subparagraph (a) or (b), as the case may be, of the notice of commencement of any action covered by subparagraph (a) or (b), such indemnified party shall within five (5) business days notify the indemnifying party of the commencement thereof; the omission by one indemnified party to so notify such indemnified party except to the extent such indemnifying party has been materially prejudiced by such omission, shall not relieve the indemnifying party of its obligation to indemnify any other indemnified party that has given such notice and shall not relieve the indemnifying party of any liability outside of this indemnification. In the event that any action is brought against the indemnified party, and it shall notify the indemnifying party in a timely manner, the indemnifying party will be entitled to participate in such action and, to the extent it may desire, to assume and control the defense thereof with counsel chosen by it. After notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such subparagraph for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof, but the indemnified party may, at its own expenses, participate in such defense by counsel chosen by it without, however, impairing the indemnifying party's control of the defense. Notwithstanding anything to the contrary contained herein, the indemnified party shall have the right to choose its own counsel and control the defense of any action, all at the reasonable expense of the indemnifying party, if (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action at the expense of the indemnifying party, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party shall have reasonably conclude that there may be defenses available to such indemnified party that differ from the defenses available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party), in any of which events such reasonable fees and expenses of one additional counsel shall be borne by the indemnifying party. No settlement of any action or proceeding against an indemnified party shall be made without the consent of the indemnified party, which consent shall not be unreasonably withheld.

     (d) In order to provide for just and equitable contribution under the Act in any case in which (i) any indemnified party makes a claim for indemnification pursuant to this paragraph but it is judicially determined (by entry of a final judgment or decree by a court of competent jurisdiction and the expiration of the time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact the this paragraph provides for indemnification in such case, or (ii) contribution under the Act is required on the part of any such person in circumstances for which indemnification is provided under this paragraph, then, in each such case, the relevant Investor shall contribute to the aggregate losses, claims, damages or liabilities to which it may be subject (after any contributions from others) in the same proportion as the amount of the Unit purchased by such Investor pursuant to the Subscription Agreement bears to the aggregate offering, and the Company shall be responsible for the remaining portion thereof; provided, that in any such case, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                   Article VI
                                     Notices

     Section 6.01. NOTICES. All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier or messenger or sent by registered or certified mail (air mail if overseas), return receipt requested, or by telex, facsimile transmission, telegram or similar means of communication. Notices shall be deemed to have been received on the date of personal delivery, telex, facsimile transmission, telegram or similar means of communication, or if sent by overnight courier or messenger, shall be deemed to have been received on the next delivery day after deposit with the courier or messenger, or if sent by certified or registered mail, return receipt requested, shall be deemed to have been received on the third business day after the date of mailing. Notices shall be sent to the addresses set forth below:

     If  to  the  Company:

     GTC  Telecom  Corp.
     3151  Airway  Ave.,  Suite  P-3
     Costa  Mesa,  CA  92627


If  to  the  Investor:

     At  the  address  set  forth  on  the  signature  page  hereto.

                                   Article VII
                                  Miscellaneous

Section  7.01.

     (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY THEREIN, WITHOUT GIVING EFFECT TO THE RULES OF CONFLICTS OF LAW.

     (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     (c) This Agreement represents the entire agreement between the parties relating to the subject matter hereof, superseding any and all prior to contemporaneous oral and prior written agreements and understandings. This Agreement may not be modified or amended nor may any right be waived except by a writing signed by the party against whom the modification or waiver is sought to be enforced.

     (c) The captions and headings contained herein are solely for convenience of reference and do not constitute a part of this Agreement.

     (d) Each of the Exhibits attached hereto is hereby incorporated herein as if each of such Exhibits were fully set forth herein in its entirety. Each of such Exhibits is hereby expressly made a part of this Agreement.

     (e) The terms of the offering and of the Note may only be amended or modified by the written mutual agreement of Investor and Company.

     (f) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have executed this Agreement and this Agreement has been delivered in Costa Mesa, California as of the 12TH DAY OF MAY 2005.


     GTC  TELECOM  CORP.


     By: /s/ Eric Clemons
     Eric Clemons, President


     INVESTOR:

     THE  RAPAPORT  FAMILY  TRUST



     /s/ Stephen M. Rapaport
     by:  Stephen  M.  Rapaport  M.D.
     Its:  Trustee



     Address: 584  Via  Almar
     Palos  Verdes  Peninsula,  CA  90275

     Telephone  No.:          (_____)___________________
     Facsimile  No.:          (_____)___________________


     EXHIBIT  INDEX

Exhibit A     Note - $1,200,000

                                   EXHIBIT "A"

THIS  NOTE  AND  THE  SHARES OF COMMON STOCK ISSUABLE UPON THE CONVERSION HEREOF
HAVE  NOT  BEEN  REGISTERED  UNDER  THE  SECURITIES ACT OF 1933, AS AMENDED (THE
"SECURITIES ACT") OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED UNLESS (I) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH APPLICABLE SECURITIES LAWS, OR (II) IN THE OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY REGISTRATION UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH TRANSFER.

                                GTC TELECOM CORP.
                              12% CONVERTIBLE NOTE

$1,200,000                                                Costa Mesa, California
No.  UNCV-FY05-01                                                 MAY  12,  2005

     FOR VALUE RECEIVED, the undersigned, GTC TELECOM CORP., a Nevada corporation, its assigns, and successors (the "Company"), hereby promises to pay to the order of THE RAPAPORT FAMILY TRUST (the"Purchaser"), in lawful money of the United States of America, and in immediately available funds, the principal sum of ONE MILLION TWO HUNDRED THOUSAND DOLLARS ($1,200,000). The principal hereof and any unpaid accrued interest thereon shall be due and payable on or before 5:00 PM PACIFIC TIME ON NOVEMBER 13, 2006 (unless such payment date is accelerated as provided in Section 5 hereof, extended as provided in Section 2 hereof, or unless this Note is converted as set forth in paragraph 1 hereof) ("Maturity"). Payment of all amounts due hereunder shall be made at the address of the Purchaser provided for in Section 6 hereof. The Company further promises to pay simple interest at the rate of twelve percent (12%) per annum on the outstanding principal balance hereof, such interest to be paid monthly, on the fifteenth of each month (unless such day falls on a holiday or weekend, whereupon such date shall be extended to the next business day).

     This Note has been issued pursuant to a Subscription Agreement dated of even date herewith, between the Company and the Holder (the "Subscription Agreement"), which contains representations, warranties and additional covenants of the Company with respect to the Note. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Subscription Agreement. THE PROVISIONS OF THE SUBSCRIPTION AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE.

     1) CONVERSION. The Purchaser of this Note is en-titled, at its option, on the date of Maturity, and only on such date (as may be extended by Purchaser pursuant to Section 2), and in whole or in part, to convert the then outstanding principal amount of this Note, plus any accrued but unpaid interest, or any portion thereof, -into Shares of the Com-mon Stock of the Company at a conversion price for each share of Common Stock equal to $0.13. Such conversion shall be effectuated by surrendering the Note to be converted to the Company, with the form of Conversion Notice attached hereto as Exhibit A, executed by the Purchaser of this Note evidencing such Purchaser's intention to convert this Note -or a specified portion hereof (as above provided).

     The Company agrees to take whatever steps are necessary, prior to Maturity, to authorize and reserve, free of preemptive rights and other similar contractual rights of stockholders, a sufficient number of its authorized but unissued shares of its Common Stock to satisfy the rights of conversion of the holder of this Note.

     Any certificates representing Conversion Shares transferred to Purchaser which are not registered for resale without restriction under the Securities Act or applicable state securities laws shall be endorsed with the following legend:

THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED UNLESS (1) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH APPLICABLE SECURITIES LAWS, OR (II) IN THE OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY REGISTRATION UNDER THE SECURITIES ACT OR SUCH
APPLICABLE  STATE  SECURITIES  LAWS  IS  NOT  REQUIRED  IN  CONNECTION WITH SUCH
TRANSFER.

     2) EXTENSION OF MATURITY DATE. Purchaser shall have the right, in its sole discretion, to extend the maturity of this Note for up to five six-month periods, each such extension exercisable only by the Purchaser by delivering to the Company written notice of such extension at any time prior to the maturity date then in effect.

     3) PREPAYMENT. The Company may, at its option, at any time and from time to time, prepay all or any part of the principal balance of this Note, without penalty or premium, provided that concurrently with each such prepayment the Company shall pay any unpaid accrued interest on the principal so prepaid to the date of such prepayment.

     4) TRANSFERABILITY. This Note shall not be transferred, pledged, hypothecated, or assigned by the Holder without the express written consent of the Company.

     6) DEFAULT. The occurrence of any one of the following events shall constitute an Event of Default:

     (a) The non-payment, when due, of any principal or interest pursuant to this Note;

     (b) The material breach of any representation or warranty in this Note. In the event the Purchaser becomes aware of a breach of this Section 5(b), the Purchaser shall notify the Company in writing of such breach and the Company shall have ten business days after notice to cure such breach;

     (c) The breach of any covenant or undertaking, not otherwise provided for in this Section 5;

     (d) The commencement by the Company of any voluntary proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership, dissolution, or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or the adjudication of the Company as insolvent or bankrupt by a decree of a court of competent jurisdiction; or the petition or application by the Company for , acquiescence in, or consent by the Company to, the appointment of any receiver or trustee for the Company or for all or a substantial part of the property of the Company; or the assignment by the Company for the benefit of creditors; or the written admission of the Company of its inability to pay its debts as they mature; or

     (e) The commencement against the Company of any proceeding relating to the Company under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, receivership, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, provided, however, that the commencement of such a proceeding shall not constitute an Event of Default unless the Company consents to the same or admits in writing the material allegations of same, or said proceeding shall remain undismissed for 20 days; or the issuance of any order, judgment or decree for the appointment of a receiver or trustee for the Company or for all or a substantial part of the property of the Company, which order, judgment or decree remains undismissed for 20 days; or a warrant of attachment, execution, or similar process shall be issued against any substantial part of the property of the Company.


     Upon the occurrence of any Default or Event of Default, the Purchaser, may, by written notice to the Company, declare all or any portion of the unpaid principal amount due to Purchaser, together with all accrued interest thereon, immediately due and payable, in which event it shall immediately be and become due and payable.

     7) NOTICES. Notices to be given hereunder shall be in writing and shall be deemed to have been sufficiently given if delivered personally or sent by overnight courier or messenger or sent by registered or certified mail (air mail if overseas), return receipt requested, or by telex, facsimile transmission, telegram or similar means of communication. Notice shall be deemed to have been received on the date of personal delivery, telex, facsimile transmission, telegram or similar means of communication, or if sent by overnight courier or messenger, shall be deemed to have been received on the next delivery day after deposit with the courier or messenger, or if sent by certified or registered mail, return receipt requested, shall be deemed to have been received on the third business day after the date of mailing. The address of the Company and the Holder is as set forth in the Subscription Agreement.

     8) REPRESENTATIONS AND WARRANTIES. The Company hereby makes the following representations and warranties to the Purchaser:

     a. Organization, Good Standing and Power3a. Organization, Good Standing and Power. The Company is a corporation duly incorporated, validly exiting and in good standing under the laws of the State of Nevada and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted.

     b.     Authorization;  Enforcement3b.     Authorization;  Enforcement.
The Company has the requisite corporate power and authority to enter into and perform this Note and to issue and sell this Note, and the Conversion Shares in accordance with the terms hereof. The execution, delivery and performance of this Note, by the Company and the consummation by it of the Transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and that the Company hereby warrants that it will take whatever action is necessary to authorize and reserve, free of preemptive rights and other similar contractual rights of stockholders, a sufficient number of its authorized but unissued shares of its Common Stock to satisfy the rights of conversion of the holder of this note. This Note when executed and delivered, will constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

     c. Issuance of Note. The Note issued hereunder and the Conversion Shares to be issued upon conversion of the Note have been duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms hereof, will be validly issued and outstanding, fully paid and non-assessable and entitled to the rights and preferences set forth herein.

     d. Disclosure3d. Disclosure. Neither this Note nor any other document, certificate or instrument furnished to the Purchaser by or on behalf of the Company in connection with the transactions contemplated by this Note contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

     e. Representations. Purchaser hereby makes, in addition to those representations made in the Subscription Agreement, the following representations and warranties to the Company:

          i. Acquisition for Investment. Purchaser is purchasing the Note solely for its own account for the purpose of investment and not with a view to or for sale in connection with a distribution. Purchaser does not have a present intention to sell the Note, or the Conversion Shares nor a present arrangement (whether or not legally binding) or intention to effect any distribution of the Note or the Conversion Shares to or through any person or entity; provided. however. that by making the representations herein, such Purchaser does not agree to hold the Note or the Conversion Shares for any minimum or other specific term and reserves the right to dispose of the Note or the Conversion Shares at any time in accordance with Federal securities laws applicable to such disposition. Such Purchaser acknowledges that it is able to bear the financial risks associated with an investment in the Note or Conversion Shares and that it has been given full access to such records of the Company and the subsidiaries and to the officers of the Company and the subsidiaries as it has deemed necessary and appropriate to conduct its due diligence investigation.


          ii. Accredited Purchasers. Such Purchaser is an "accredited investor" as defined in Regulation D promulgated under the Securities Act.

     9) CONSENT TO JURISDICTION AND SERVICE OF PROCESS. The Company consents to the jurisdiction of any court of the State of California and of any federal court located in California.

     10) GOVERNING LAW. THIS NOTE HAS BEEN DELIVERED IN COSTA MESA, CALIFORNIA AND SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY THEREIN, WITHOUT GIVING EFFECT TO THE RULES OR PRINCIPLES OF CONFLICTS OF LAW.

     11) ATTORNEYS FEES. In the event the Purchaser or any holder hereof shall refer this Note to an attorney for collection, the Company agrees to pay all the costs and expenses incurred in attempting or effecting collection hereunder or enforcement of the terms of this Note, including reasonable attorney's fees, whether or not suit is instituted.

     12) CONFORMITY WITH LAW. It is the intention of the Company and of the Purchaser to conform strictly to applicable usury and similar laws. Accordingly, notwithstanding anything to the contrary in this Note, it is agreed that the aggregate of all charges which constitute interest under applicable usury and similar laws that are contracted for, chargeable or receivable under or in respect of this Note, shall under no circumstances exceed the maximum amount of interest permitted by such laws, and any excess, whether occasioned by acceleration or maturity of this Note or otherwise, shall be canceled automatically, and if theretofore paid, shall be either refunded to the Company or credited on the principal amount of this Note.

     IN WITNESS WHEREOF, the Company has signed and sealed this Note and delivered it in Costa Mesa, California as of the date first set forth above.

No.  UNCV-FY05-01                    GTC  TELECOM  CORP.


                                     By: /s/ Eric Clemons
                                     Eric  Clemons
                                     President

                                CONVERSION NOTICE
                    (To be executed upon Conversion of Note)

To:  GTC  Telecom  Corp.  (the  "Company")

The undersigned hereby irrevocably elects to exercise the right, represented by that certain Convertible Note dated May 12, 2005 (the "Note"), attached hereto, to convert $____________ in outstanding principal amount of the Note and/or accrued but unpaid interest on the Note into ________ shares (the "Shares") of Common Stock of the Company a price equal to $0.13 per share and herewith authorizes the Company to reduce the principal amount of the Note and/or accrued but unpaid interest on such Note in such amount. The undersigned requests that certificates for such Shares be registered in the name of the undersigned whose address is as set forth in the Subscription Agreement between the Company and the undersigned dated May 12, 2005. If said number of Shares is less than all of the Shares issuable upon conversion in full of the Note, the remaining principal and interest due under the Note be paid according to the terms of the Note.


Dated:                         Signature:________________________

                         (Signature must conform in all respects to name of holder as specified on a the face of the Note)